UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 5, 2011

GLOBAL AXCESS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida		32256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(904) 280-3950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On Monday, December 5, 2011, Michael I. Connolly resigned from his position as interim co-Chief Executive Officer of Global Axcess Corp. (the “Company”), to pursue other career opportunities. Mr. Connolly will continue to serve as a member of the Company’s board of directors. The Company thanks him for his leadership role, dedicated efforts, and assistance over this challenging period.

Lock Ireland will continue his leadership role as interim Chief Executive Officer with certain of Mr. Connolly’s prior responsibilities being assumed by Michael Loiacono, Chief Financial Officer and Mark Caramuta, Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP.

Dated: December 9, 2011	By:	/s/ Michael Loiacono
	Name:	Michael Loiacono
	Title:	Chief Financial Officer